CONTINGENCIES AND COMMITMENTS	12 Months Ended
Mar. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
CONTINGENCIES AND COMMITMENTS	CONTINGENCIES AND COMMITMENTS
Contingencies
From time to time, the Company is involved in legal proceedings, audits, litigations and claims arising in the ordinary course of its business. The Company operates in a highly regulated environment across many jurisdictions and is subject to, without limitation, laws and regulations relating to import-export controls, trade sanctions, anti-corruption, national security and aviation safety of each country. In addition, contracts with government agencies are subject to procurement regulations and other specific legal requirements. The Company is also required to comply with tax laws and regulations of any country in which it operates.

The Company is subject to investigations and audits from various government and regulatory agencies. In addition, the Company may identify, investigate, remediate and voluntarily disclose potential non-compliance with those laws and regulations. As a result, the Company can be subject to potential liabilities associated with those matters. Although it is possible that liabilities may be incurred in instances for which no accruals have been made, the Company does not believe that the ultimate outcome of these matters will have a material impact on its consolidated financial statements.

Dispute relating to final price adjustments for the sale of CAE’s Healthcare business
During the fourth quarter of fiscal 2024, the Company closed the sale of its Healthcare business to Madison Industries. The total consideration is subject to post-closing price adjustments, including on account of working capital. At the time of issuance of the consolidated financial statements, the Company is engaged in a dispute with Madison Industries, which is claiming up to approximately $60 million in final price adjustments.

While there can be no assurance whether any amount will be payable by the Company as a result of the dispute, no amount has been recognized in the Company's financial statements for any potential losses arising from this dispute as at March 31, 2025, as the Company believes that there are strong grounds for defence and will vigorously defend its position.

Class action proceeding
On July 16, 2024, the Company was served with an Application for authorization to bring an action pursuant to Section 225.4 of the Securities Act (Québec) and application for authorization to institute a class action before the Superior Court of Québec in the district of Montréal against the Company and certain of the Company’s officers. The class action, if authorized, would be brought on behalf of purchasers of the Company's common shares and is based upon allegations that the defendants made false and/or misleading statements to the public and seeks unspecified damages.

The class action requires authorization from the Court before it can move forward. Until it is authorized, there are no monetary claims pending against the defendants in the context of this Court proceeding. The defendants have strong legal defences to this Court proceeding and intend to defend the case vigorously. Based on the preliminary nature of the proceeding and the inherent uncertainty of litigation, it is not possible to predict the final outcome or the timing of this Court proceeding or to determine the amount of any potential losses resulting therefrom, if any. As such, no amounts have been provisioned in the Company's financial statements with respect to the proceeding.

Commitments
Contractual purchase commitments that are not recognized as liabilities are as follows:

	2025	2024
Less than 1 year	$411.8	$329.3
Between 1 and 5 years	262.1	245.5
Later than 5 years	23.6	3.2
Total contractual purchase commitments	$697.5	$578.0